Income taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure Text Block

Note 43 – Income taxes

The components of income tax expense (benefit) for the years ended December 31, are summarized in the following table.

(In thousands)	2014	2013	2012
Current income tax expense:
Puerto Rico	$7,814	$27,118	$108,090
Federal and States	6,953	10,309	998
Subtotal	14,767	37,427	109,088
Deferred income tax expense (benefit):
Puerto Rico	12,569	(90,796)	(138,632)
Federal and States	2,861	(491)	3,141
Valuation allowance-Initial recognition	8,034	-	-
Adjustment for enacted changes in income tax laws	20,048	(197,467)	-
Subtotal	43,512	(288,754)	(135,491)
Total income tax expense (benefit)	$58,279	$(251,327)	$(26,403)

The reasons for the difference between the income tax expense (benefit) applicable to income before provision for income taxes and the amount computed by applying the statutory tax rate in Puerto Rico, were as follows:

	2014		2013		2012
(In thousands)	Amount	% of pre-tax income	Amount	% of pre-tax income	Amount	% of pre-tax income
Computed income tax at statutory rates	$(51,570)	39%	$135,720	39%	$65,662	30%
Benefit of net tax exempt interest income	(55,862)	43	(36,993)	(11)	(25,540)	(12)
Effect of income subject to preferential
tax rate [1]	(21,909)	18	(137,793)	(40)	(78,132)	(36)
Deferred tax asset valuation allowance	(4,281)	3	(32,990)	(9)	166	-
Non-deductible expenses [2]	178,219	(135)	32,115	9	23,093	11
Difference in tax rates due to multiple
jurisdictions	(14,178)	10	(12,029)	(3)	(6,034)	(3)
Initial adjustment in deferred tax due to
change in tax rate	20,048	(16)	(197,467)	(57)	-	-
Recognition of tax benefits from previous
Unrecognized tax benefits	(3,601)	3	(7,727)	(2)	(8,985)	(4)
Others	11,413	(9)	5,837	2	3,367	2
Income tax expense (benefit)	$58,279	(44)%	$(251,327)	(72)%	$(26,403)	(12)%

[1] Includes the impact of the Closing Agreement with the P.R. Treasury signed in June 2012, the tax expense related to a gain on the sale of EVERTEC shares and income from investments in subsidiaries subject to preferential tax rates and the Closing Agreement with the P.R. Treasury signed in 2014.

[2] For the year ended December 31, 2014, includes approximately $161.5 million of amortization of the discount and deferred cost associated with the TARP funds, which are not deductible.

On July 1, 2014, the Government of Puerto Rico approved certain amendments to the Internal Revenue Code, which, among other things, changed the income tax rate for capital gains from 15% to 20%. As a result, the Corporation recognized an income tax expense of $20.0 million mainly related to the deferred tax liability associated with the portfolio acquired from Westernbank.

During the second quarter of 2014 the Corporation entered into a Closing Agreement with the Puerto Rico Department of Treasury. The Agreement, among other matters, was related to the income tax treatment of certain charge-offs related to the loans acquired from Westernbank as part of the FDIC assisted transaction in the year 2010. As a result of the Agreement, the Corporation recorded a tax benefit of $23.4 million due to a reduction in the deferred tax liability associated with the Westernbank loan portfolio. Additionally, in connection with this Closing, the Corporation made an estimated tax payment of $45 million which will be used as a credit to offset future income tax liabilities.

In addition, as further discussed below, during 2014 an initial valuation allowance on the deferred tax asset of approximately $8.0 million was recorded at the Holding Company, due to the difference in the tax treatment of the interest expense related to the TARP funds and the newly issued $450 million of senior notes, bearing interest at 7%.

The results for the year ended December 31, 2013 reflect a tax benefit of $197.5 million, and a corresponding increase in the net deferred tax assets of the Puerto Rico operations as a result of the increase in the marginal tax rate from 30% to 39%. On June 30, 2013 the Governor of Puerto Rico signed Act Number 40 which includes several amendments to the Puerto Rico Internal Revenue Code. Among the most significant changes applicable to corporations was the increase in the marginal tax rate from 30% to 39% effective for taxable years beginning after December 31, 2012. In addition, the Corporation recorded an income tax benefit of $146.4 million in connection with the loss generated on the Puerto Rico operations by the sales of non-performing assets that took place during the year 2013 and a tax expense of $23.7 million related to the gain realized on the sale of a portion of EVERTEC's shares which was taxable at a preferential tax rate according to Act Number 73 of May 28, 2008, known as “Economic Incentives Act for the Development of Puerto Rico”.

The results for the year ended December 31, 2012 reflect a tax benefit of $72.9 million, related to the reduction of the deferred tax liability on the estimated gains for tax purposes related to the loans acquired from Westernbank (the “Acquired Loans”). In June 2012, the Puerto Rico Department of the Treasury (the “P.R. Treasury”) and the Corporation entered into a Closing Agreement (the “Closing Agreement”) to clarify that the Acquired Loans are a capital asset and any gain resulting from such loans will be taxed at the capital gain tax rate instead of the ordinary income tax rate, thus reducing the deferred tax liability on the estimated gain and recognizing an income tax benefit for accounting purposes.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Significant components of the Corporation's deferred tax assets and liabilities at December 31 were as follows:

(In thousands)	December 31, 2014	December 31, 2013
Deferred tax assets:
Tax credits available for carryforward	$12,056	$8,195
Net operating loss and other carryforward available	1,261,413	1,269,523
Postretirement and pension benefits	111,677	51,742
Deferred loan origination fees	7,720	7,164
Allowance for loan losses	710,666	760,956
Deferred gains	7,500	9,313
Accelerated depreciation	7,915	7,577
Intercompany deferred gains	2,988	3,235
Other temporary differences	27,755	34,443
Total gross deferred tax assets	2,149,690	2,152,148
Deferred tax liabilities:
Differences between the assigned values and the tax basis of assets and liabilities
recognized in purchase business combinations	37,804	37,938
FDIC-assisted transaction	81,335	79,381
Unrealized net gain on trading and available-for-sale securities	20,817	3,822
Other temporary differences	18,093	13,387
Total gross deferred tax liabilities	158,049	134,528
Valuation allowance	1,212,748	1,257,977
Net deferred tax asset	$778,893	$759,643

The net deferred tax asset shown in the table above at December 31, 2014 is reflected in the consolidated statements of financial condition as $ 813 million in net deferred tax assets (in the “other assets” caption) (2013 - $ 762 million in deferred tax asset in the “other assets” caption) and $34 million in deferred tax liabilities (in the “other liabilities” caption) (2013 - $2 million in deferred tax liabilities in the “other liabilities” caption), reflecting the aggregate deferred tax assets or liabilities of individual tax-paying subsidiaries of the Corporation.

Included as part of the other carryforwards available are $47.2 million related to contributions to Banco Popular de Puerto Rico qualified pension plan and $57.8 million of other net operating loss carryforwards (“NOLs”) primarily related to the loss on sale of non-performing assets that have no expiration date since they were realize through a single member limited liability company with partnership election. Additionally, the deferred tax asset related to the NOLs outstanding at December 31, 2014 expires as follows:

(In thousands)
2016	$-
2017	$3,312
2018	14,928
2019	1
2020	-
2021	76
2022	971
2023	1,248
2024	10,963
2027	51,452
2028	511,561
2029	198,224
2030	197,090
2031	139,512
2032	25,276
2033	1,757
$1,156,371

A deferred tax asset should be reduced by a valuation allowance if based on the weight of all available evidence, it is more likely than not (a likelihood of more than 50%) that some portion or the entire deferred tax asset will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized. The determination of whether a deferred tax asset is realizable is based on weighting all available evidence, including both positive and negative evidence. The realization of deferred tax assets, including carryforwards and deductible temporary differences, depends upon the existence of sufficient taxable income of the same character during the carryback or carryforward period. The analysis considers all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing taxable temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in prior carryback years and tax-planning strategies.

The Corporations maintains a valuation allowance on its deferred tax asset for the U.S. operations, since in consideration of the requirement of ASC 740 management considered that it is more likely than not that all of this deferred tax asset will not be realized. For purposes of assessing the realization of the deferred tax assets in the U.S. mainland management evaluates and weights all available positive and negative evidence. The Corporation's U.S. mainland operations are no longer in a cumulative loss position for the three-year period ended December 31, 2014 taking into account taxable income exclusive of reversing temporary differences (“adjusted book income”). This represents positive evidence within management's evaluation. The book income for the years 2013 and 2014 was significantly impacted by a reversal of the loan loss provision due to the improved credit quality of the loan portfolios. However, the U.S. mainland operations did not report taxable income for the years 2011, 2012 and 2013, although it did report taxable income for the year ended December 31, 2014. Future realization of the deferred tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character within the carryforward period available under the tax law. The lack of a sustained level of taxable income together with the uncertainties regarding the estimate of future normalized level of profitability and cost savings related to the restructure represents strong negative evidence within management's evaluation. This determination is updated each quarter and adjusted as any changes arise. After weighting of all positive and negative evidence management concluded, as of the reporting date, that it is more likely than not that the Corporation will not be able to realize any portion of the deferred tax assets related to the U.S. mainland operations, considering the criteria of ASC Topic 740. If the Corporation is able to meet its operating targets in the U.S. and the results of the reorganization yield the expected results, this would be considered positive evidence within management's evaluation which could outweigh the negative evidence and result in the realization of a portion of the fully reserved deferred tax asset recorded at PCB.

At December 31, 2014, the Corporation's net deferred tax assets related to its Puerto Rico operations amounted to $812 million.

The Corporation's Puerto Rico Banking operation is not in a cumulative loss position and has sustained profitability for the three year period ended December 31, 2014, exclusive of the loss generated on the sales of non performing assets that took place in 2013 which is not a continuing condition of the operations. This is considered a strong piece of objectively verifiable positive evidence that out weights any negative evidence considered by management in the evaluation of the realization of the deferred tax asset. Based on this evidence and management's estimate of future taxable income, the Corporation has concluded that it is more likely than not that such net deferred tax asset of the Puerto Rico Banking operations will be realized.

The Holding Company operation is not in a cumulative loss position for the three year period ended December 31, 2014. However, after the payment of TARP, the interest expense that will be paid on the newly issued $450 million subordinated notes which partially funded the repayment of TARP funds in 2014, bearing interest at 7%, will be tax deductible contrary to the interest expense payable on the note issued to the U.S. Treasury under TARP. Based on this new fact pattern the Holding Company is expecting to have losses for income tax purposes exclusive of reversing temporary differences. Since as required by ASC 740 the historical information should be supplemented by all currently available information about future years, the expected losses in future years is considered by management a strong negative evidence that will suggest that income in future years will be insufficient to support the realization of all deferred tax asset. After weighting of all positive and negative evidence management concluded, as of the reporting date, that it is more likely than not that the Holding Company will not be able to realize any portion of the deferred tax assets, considering the criteria of ASC Topic 740. Accordingly, a valuation allowance on the deferred tax asset of $17.8 million was recorded during the year 2014.

Under the Puerto Rico Internal Revenue Code, the Corporation and its subsidiaries are treated as separate taxable entities and are not entitled to file consolidated tax returns. The Code provides a dividends-received deduction of 100% on dividends received from “controlled” subsidiaries subject to taxation in Puerto Rico and 85% on dividends received from other taxable domestic corporations.

The Corporation's federal income tax provision for 2014 was $7.0 million (2013 – $4.4 million; 2012 – $ 4.4 million). The intercompany settlement of taxes paid is based on tax sharing agreements which generally allocate taxes to each entity based on a separate return basis.

The following table presents a reconciliation of unrecognized tax benefits.

(In millions)
Balance at January 1, 2013	$13.4
Additions for tax positions related to 2013	1.2
Additions for tax positions taken in prior years	0.9
Reduction as a result of lapse of statute of limitations	(5.7)
Balance at December 31, 2013	$9.8
Additions for tax positions related to 2014	1.1
Reduction as a result of lapse of statute of limitations	(2.5)
Reduction for tax positions of prior years	(0.4)
Balance at December 31, 2014	$8.0

At December 31, 2014, the total amount of interest recognized in the statement of financial condition approximated $3.1 million (2013 - $3.6 million). The total interest expense recognized during 2014 was $540 thousand (2013 - $1.4 million). Management determined that, as of December 31, 2014 and 2013, there was no need to accrue for the payment of penalties. The Corporation's policy is to report interest related to unrecognized tax benefits in income tax expense, while the penalties, if any, are reported in other operating expenses in the consolidated statements of operations.

After consideration of the effect on U.S. federal tax of unrecognized U.S. state tax benefits, the total amount of unrecognized tax benefits, including U.S. and Puerto Rico that, if recognized, would affect the Corporation's effective tax rate, was approximately $9.8 million at December 31, 2014 (2013 - $11.9 million).

The amount of unrecognized tax benefits may increase or decrease in the future for various reasons including adding amounts for current tax year positions, expiration of open income tax returns due to the statute of limitations, changes in management's judgment about the level of uncertainty, status of examinations, litigation and legislative activity, and the addition or elimination of uncertain tax positions.

The Corporation and its subsidiaries file income tax returns in Puerto Rico, the U.S. federal jurisdiction, various U.S. states and political subdivisions, and foreign jurisdictions. As of December 31, 2014, the following years remain subject to examination: U.S. Federal jurisdiction – 2011 through 2014 and Puerto Rico – 2010 through 2014. The Corporation anticipates a reduction in the total amount of unrecognized tax benefits within the next 12 months, which could amount to approximately $6.7 million.

	2014		2013		2012
(In thousands)	Amount	% of pre-tax income	Amount	% of pre-tax income	Amount	% of pre-tax income
Computed income tax at statutory rates	$(51,570)	39%	$135,720	39%	$65,662	30%
Benefit of net tax exempt interest income	(55,862)	43	(36,993)	(11)	(25,540)	(12)
Effect of income subject to preferential
tax rate [1]	(21,909)	18	(137,793)	(40)	(78,132)	(36)
Deferred tax asset valuation allowance	(4,281)	3	(32,990)	(9)	166	-
Non-deductible expenses [2]	178,219	(135)	32,115	9	23,093	11
Difference in tax rates due to multiple
jurisdictions	(14,178)	10	(12,029)	(3)	(6,034)	(3)
Initial adjustment in deferred tax due to
change in tax rate	20,048	(16)	(197,467)	(57)	-	-
Recognition of tax benefits from previous
Unrecognized tax benefits	(3,601)	3	(7,727)	(2)	(8,985)	(4)
Others	11,413	(9)	5,837	2	3,367	2
Income tax expense (benefit)	$58,279	(44)%	$(251,327)	(72)%	$(26,403)	(12)%

[1] Includes the impact of the Closing Agreement with the P.R. Treasury signed in June 2012, the tax expense related to a gain on the sale of EVERTEC shares and income from investments in subsidiaries subject to preferential tax rates and the Closing Agreement with the P.R. Treasury signed in 2014.

[2] For the year ended December 31, 2014, includes approximately $161.5 million of amortization of the discount and deferred cost associated with the TARP funds, which are not deductible.